UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____)

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Parametric Sound Corporation

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Filed by: Parametric Sound Corporation

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934

Subject Company: Parametric Sound Corporation

Commission File No.: 000-54020

The following power point presentation was posted to the Parametric Sound Corporation (Parametric) website on September 26, 2013 in connection with the joint presentation by Parametric and Turtle Beach at the 4th Annual Alpha Select Conference previously announced by press release dated September 17, 2013. These materials are related to the Agreement and Plan of Merger dated August 5, 2013, among Parametric, VTB Holdings, Inc. (Turtle Beach) and Paris Acquisition Corp.

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Safe Harbor This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, for example, statements regarding benefits of the proposed merger, integration plans, expected synergies and anticipated future financial and operating performance and results, including estimates for growth . There are a number of risks and uncertainties that could cause actual results to differ materially from the forward - looking statements made herein . A discussion of some of these risks and uncertainties is contained or referred to in the Current Report on Form 8 - K filed with the SEC by Parametric Sound Corporation on August 5 , 2013 . Additional factors that could cause Parametric Sound Corporation’s results to differ materially from those described in the forward - looking statements can be found in the Annual Report on Form 10 - K for the fiscal year ended September 30 , 2012 , and Quarterly Reports on Form 10 - Q for the quarterly periods ended December 31 , 2012 , March 31 , 2013 , and June 30 , 2013 of Parametric Sound Corporation, as such reports may have been amended, each filed with the SEC and available on the SEC’s website, www . sec . gov . These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that Parametric Sound Corporation will file with the SEC in connection with the proposed merger . Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Parametric Sound Corporation does not undertake any obligation to publicly release any revision to its forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law . 1

Additional Information This material is not a substitute for the proxy statement that Parametric Sound Corporation will file with the Securities and Exchange Commission, the definitive version of which will be mailed to security holders in connection with the special meeting called to approve the proposed merger . INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VOYETRA TURTLE BEACH, PARAMETRIC SOUND CORPORATION AND THE PROPOSED MERGER . Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www . sec . gov . Free copies of the proxy statement (when available) and other documents filed with the SEC also can be obtained by directing a request to Parametric, Attention : Investor Relations, telephone : (888) 477 - 2150 . The directors and executive officers of Parametric Sound Corporation and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction . Information regarding Parametric Sound Corporation’s directors and executive officers is available in its definitive proxy statement filed with the SEC by Parametric Sound Corporation on January 10 , 2013 and in its Annual Report on Form 10 - K filed with the SEC on November 28 , 2012 . Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement and other relevant materials to be filed with the SEC when they become available . 2

▪ Innovative -- sound creation along a directional ultrasonic beam fundamentally changes how sound is created and delivered to listeners ▪ Immersive -- emitter technology beams audio like a laser and immerses the listener in clear, distinct, robust 3D sound ▪ Controlled -- ability to control the placement of sound – key to commercial and consumer applications including health care, digital signage, kiosks, retail, home entertainment, video gaming, mobile devices, tablets, computers and slot machines ▪ Disruptive – the potential to dramatically change sound amplification and hearing loss markets 3 Why is HyperSound™ so Important?

Global video game market to expand to $83 billion in 2016 One Technology Platform – Worldwide Markets Large Addressable Markets Gaming Consoles/ Computers Slot Machines Health Care Home Theater Systems Smart Phones Tablets Digital Signage/ Kiosks $5 - $6 billion digital signage market 1 3 million interactive kiosks expected by 2016 185 million tablets expected to be sold in 2015 Over 4 million casino slot machines 237 million TVs sold in 2012 7 00 million smart phones shipped in 2012 350 million PCs sold each year 244 million game consoles sold in 2012 Over 48 million Americans suffer from hearing loss – 360 million or more worldwide living with disabling hearing loss Source: See Parametric Annual Report on Form 10 - K for Sept 30, 2012 for data citation as updated for more recent published data from industry sources/publications including hearing loss data from the World Health Organization.

Health Care Significant opportunity exists to employ HyperSound to help hearing impaired ▪ Science indicates ultrasound penetrates to inner ear providing greater DB gain than conventional speakers ▪ Preference testing indicates that HyperSound clarity is preferred over conventional speakers by more than 70% of persons with hearing loss ▪ In May 2013 clinical study results were announced comparing HyperSound with conventional speakers - - results confirmed improved clarity and comprehension among clinical subjects consistent with preference testing Hearing impaired and aging population are targets for a novel “out - of - the - ear” solution for a range of home entertainment products ▪ FDA clearance being sought for virtual hearing aid product ▪ Non - FDA personal sound amplification product (PSAP) 5

Health Care - Market Demographics A large market … ▪ The World Health Organization estimates that over 360 million people world - wide live with disabling hearing loss ▪ Approximately 48 million in the U.S. have some impairment according to a 2011 report in the Archives of Internal Medicine ▪ According to the American Tinnitus Association over 50 million Americans are impacted by tinnitus, including troops returning from Afghanistan - Most people with hearing issues don’t seek help … that is underserved ▪ Average of 8 years between diagnosis until someone takes action ▪ Approximately 1 in 4 people who need a hearing aid actually get one ▪ Vet administration contracting for record number of hearing aids ▪ ADA and other guidelines require hearing impaired equal access to businesses and government buildings ▪ Education could also represent a large market 6

Company Timeline

Commercialize HyperSound Technology

2010 | 2012 | 2013

September 2010

Tax free spin-off from Nasdaq LRAD Corporation; traded on OTCBB

January 2012

Breakthrough version of HyperSound technology introduced

March 2012

$9.24 Million Secondary - Listed on NASDAQ Capital Market

March 2012

Ken Potashner assumed operations as Executive Chairman

Fall 2012

Digital Signage Achievements:

- Build a Bear
- McDonalds
- Ingram Micro
- Four Winds

Pursued Licensing Activity

August 2013

Sign Definitive Agreement to Merge with Turtle Beach

Mar 2013

Hired Houlihan Lokey as Strategic Investment Bank

Strategic MOU - SIIG

Jan - Feb 2013

Emitter Innovation Health Care Collaboration with CBHC

TURTLE BEACH PARAMETRIC SOUND™ CORPORATION

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Parametric Sound has Agreed to Merge with Voyetra Turtle Beach 8 ▪ Over 30 years of audio technology innovation and commercialization ▪ Leading gaming audio brand with # 1 U.S. market share in gaming headsets ▪ In 2012, profitable with approximately $205 million in revenues ▪ Broad global distribution across retail channels ▪ Scalable, international supply chain ▪ Pioneer in disruptive HyperSound audio technology ▪ Strong R&D focus ▪ 24 U.S. and 2 foreign patents issued, 14 U.S. Patents pending and more than a dozen filings in process. Multiple corresponding foreign filings pending and in process ▪ Initial stages of product commercialization ▪ Diverse consumer, healthcare and commercial applications Turtle Beach Parametric Sound

Turtle Beach: Over 30 Years of Audio Technology Innovation 9 1975 – 1984: Synthesizers 1985 – 2004: PC Audio 2005 – Today: Audio Headsets 1975 Voyetra Founded 1981 8 Synthesizer 1983 Sequencer Plus 1985 Turtle Beach Founded 1990 56k Digital Recording System 1991 First 16 - bit PC Sound Card 1991 First multi - track PC recording app 1997 First PCI Sound Card 2000 Internet Audio Receiver 2005 X - 51 First Gaming Headset 2005 HPA First Multi - Channel Headset 2007 X3 First Wireless Gaming Headset 2008 X4 First Dolby Surround Headset 2009 X31 + X41 First RF Wireless Headsets 2010 DSS Dolby Processor 2013 PX5 + XP500 First Wireless Programmable Headsets 2013 iSeries First purpose - built for Mac OS and iOS First DTS Surround Sound Headphones

53.2% 12.6% 11.5% 5.4% 5.2% 8.6% Turtle Beach Microsoft Sony Mad Catz PDP - Pelican Other Turtle Beach is the Leading U.S. Audio Gaming Headset Brand, Based on 2012 Market Share Source: The NPD Group, Inc. 2012 U.S. Gaming Headset Market Share 10 x Leveraged audio technology to create gaming headset category x Diverse product line covering all segments x Best - in - class products x S trong retail relationships x Unmatched partnerships

Wide Array of Products with Innovative Technology Confidential 11

Broad Global Retail Distribution 12 Strong Retail Relationships 27,000 storefronts globally Asia Latin America U.S. Canada U.K. & Europe Bravo Award Innovation Award Platinum Vendor Strategic Partnerships eSports ▪ Leadership in eSports and game streaming communities ▪ Exclusive audio partner for Major League Gaming, with a community of 8 million viewers ▪ Exclusive audio partner for TwitchTV, the leading video game streaming with more than 34 million monthly visitors Consoles ▪ One of only two companies officially licensed to produce Xbox One compatible headsets ▪ Turtle Beach is also officially licensed for Xbox 360 and Nintendo Wii U Games and Entertainment ▪ Exclusive 2 year Call of Duty agreement with Activision ▪ Partnerships and integrations with companies Marvel, Bethesda, DC Comics, and Warner Brothers

Turtle Beach Has a Scalable, International Supply Chain and Reach 13 Represents countries where Turtle Beach has retail distribution Turtle Beach products available in 15,000 stores in North America and more than 12,000 across Europe, Africa, the Middle East and Asia Office and warehouse locations in U.S. and U.K. Contract manufacturing facilities located in China

Industry About to Embark on Console Transition Global Console Sales Software Confidential 14 15 Source: EA Investor Presentation June 2013: NPD , Gfk, Famitsu AppAnnie & EA Estimates Initial decline, followed by renewed growth Years

Turtle Beach Financial Results Source: The NPD Group, Inc. 15 x 2012 EBITDA of approximately $46 million or 22% on revenues of approximately $205 million (non - GAAP) x 2013 revenues anticipated to be in $190 to $215 million range with adjusted EBITDA of $32 to $40 million (excluding merger costs ) (non - GAAP ) x Industry analysts anticipate renewed growth of gaming category after console transition – 2014 – 2016 x Additional/robust business and financial information to be included in merger proxy statement

Transaction Overview 16 Company Name Consideration # of Shares Headquarters Approvals & Timing Parametric Sound Corporation (Nasdaq: PAMT) Shares of Parametric Sound common stock A number of shares such that the former Turtle Beach stockholders, together with the holders of Turtle Beach options that will convert into Parametric options at the closing of the merger, will hold approximately 80% of Parametric’s common stock following the merger on a fully - diluted basis 1 San Diego, California The transaction is subject to customary closing conditions, including, among other things, the accuracy of the representations and warranties, subject to an overall material adverse effect qualification; compliance by the parties with their respective covenants; no existence of any law or order preventing the Merger and related transactions; approval by NASDAQ of the listing of the Common Stock to be issued in connection with the Merger and Parametric Sound’s obligations under the Merger Agreement. Additional closing conditions include the approval by Parametric Sound’s shareholders of the transactions contemplated by the merger agreement and Parametric Sound raising at least $5 million in additional capital on specified terms, prior to the closing of the transaction. 1 Subject to adjustment as provided in the merger agreement

Highly Experienced Management Team 17 ▪ Joined Turtle Beach in 2012 as Chief Executive Officer ▪ 3 years as Chief Operating Officer of Motorola’s $9 billion mobile devices business ▪ 6 years running various hardware and software businesses in consumer, enterprise, and government sectors for Motorola ▪ 3.5 years running Centerpost, a technology startup he co - founded in 2000 ▪ 10 years at McKinsey and Company; 3 years as Principal ▪ MBA from Harvard Graduate School of Business Administration ▪ Bachelor’s degree from the University of Michigan Juergen Stark Chief Executive Officer of Turtle Beach ▪ Appointed a Director of Parametric Sound in December 2011 and Executive Chairman in March 2012 ▪ Also serves as Chairman of the Board of Directors of Newport Corporation ▪ 5 years as Chairman of the Board of Directors of Maxwell Technologies ▪ 4 years as President, Chief Executive Officer and Chairman of SONICblue Incorporated (formerly S3 Incorporated) ▪ Master’s degree in electrical engineering from Southern Methodist University ▪ Bachelor’s degree from Lafayette College Kenneth Potashner Executive Chairman and Director of PAMT

Where We Go From Here

TURTLE BEACH PARAMETRIC SOUND CORPORATION

Audio Technology Patents

Turtle Beach Product Development	Common Technology	HyperSound Product Development

▪ Continue to grow leadership position in gaming audio segment
  ▪ Core Turtle Beach products
  ▪ HyperSound products over time
▪ Penetrate broader media headset category
	▪ Increase funding for HyperSound R&D
	▪ Drive digital signal processing technology
	▪ Continue to license technology as appropriate
		▪ Drive commercial HyperSound market
		▪ Establish and grow products for the hearing impaired
		▪ Identify & license / commercialize new HyperSound products

TURTLE BEACH PARAMETRIC SOUND CORPORATION
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Transaction Expected to Create Value for Parametric Sound Shareholders

Develop
- ✓ Combined audio expertise in digital signal processing and product engineering
- ✓ Greater financial resources to fund development

Commercialize
- ✓ Digital signage/commercial applications
- ✓ Hearing impaired solutions
- ✓ Gaming and PC audio
- ✓ TV and home theater

Distribute
- ✓ Scalable supply chain
- ✓ Deep, global retail relationships

Market
- ✓ Leverage Turtle Beach's leading and established consumer audio brand to support adoption of HyperSound products

Leading and diversified audio technology company with attractive global end-market opportunities

TURTLE BEACH
PARAMETRIC SOUND™ CORPORATION

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Estimated Timetable to Close 20 Event Expected Timing ▪ Announcement date ▪ Proxy filing / mailing ▪ 8/5/13 ▪ October - November ▪ Anticipated Parametric Sound shareholder vote (Turtle Beach shareholders have approved) ▪ November - December ▪ Anticipated transaction closing ▪ Promptly following receipt of NASDAQ and Parametric Sound shareholder approval and satisfaction of other closing conditions

As of June 30, 2013 (PAMT Only) Cash and cash equivalents $3,283,000 Working capital 3,296,000 Total assets 5,688,000 Stockholders’ equity 4,820,000 21 Financial Information x Pro forma financial information on combined companies (Parametric and Turtle Beach) to be available in merger proxy statement

Contact Information Parametric Sound Corporation 13771 Danielson St. Suite L Poway, CA 92064 888 - 477 - 2150 www.parametricsound.com Investor Relations: Dave Mossberg – (817) 310 - 0051 22